J.P. MORGAN Trust I
JPMorgan Intermediate Tax Free Bond Fund
(the “Fund,”)
(All Share Classes)
Supplement dated August 17, 2022
to the Prospectuses and Summary Prospectuses each dated July 1, 2022, as supplemented
The following changes are to be effective as of September 1, 2022 (the “Effective Date”):
Fund Name Change
As of the Effective Date, the Fund’s new name will be: JPMorgan National Municipal Income Fund.
Average Weighted Maturity
Also as of the Effective Date, under the section of the Fund’s Prospectuses and Summary Prospectuses titled “What are the Fund’s main investment strategies?” the first sentence of the eighth paragraph is hereby deleted and replaced with the following:
The average weighted maturity of the Fund’s portfolio will be between three and twelve years.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-NMN-822